UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2023
W. P. Carey Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland		001-13779	45-4549771
(State of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor
New York,	New York		10001
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	WPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of W. P. Carey Inc. (the “Company”) originally filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2023 (the “Original Filing”). The Amendment is being filed solely to file a revised copy of the advisory agreement, dated November 1, 2023 (the “U.S. Advisory Agreement”), between Net Lease Office Properties (“NLOP”) and W. P. Carey Management LLC, a wholly-owned subsidiary of the Company (the “U.S. Advisor”), attached as Exhibit 10.1 to this Amendment, to correct certain typographical errors contained in the copy of the U.S. Advisory Agreement previously filed with the Original Filing with respect to the termination fees payable thereunder, and to amend and restate the disclosure under the subheading “Advisory Agreements” in Item 1.01 of the Original Filing. Except as expressly set forth in this Amendment, no other changes have been made to the Original Filing.

Item 1.01 — Entry into a Material Definitive Agreement.

Advisory Agreements

On November 1, 2023, (i) NLOP and the U.S. Advisor entered into the U.S. Advisory Agreement; and (ii) NLOP and W. P. Carey & Co. B.V., a wholly-owned subsidiary of the Company (the “European Advisor” and, together with the U.S. Advisor, the “Advisors”), entered into an advisory agreement (the “European Advisory Agreement” and, together with the U.S. Advisory Agreement, the “Advisory Agreements”), pursuant to which the Advisors will provide NLOP with strategic management services, including asset management, property disposition support and various related services. NLOP will pay management fees to the Advisors and will also reimburse the Advisors for certain expenses incurred in providing services to NLOP.

Responsibilities and Authority

Subject to the authority of the board of trustees of NLOP (the “NLOP Board”), the Advisors will:

•provide advice to NLOP, and act on NLOP’s behalf with respect to managing and monitoring the operating performance of the Office Properties;

•take the action and obtain the services necessary to source, investigate and evaluate prospective disposition, exchange or other transactions with respect to the Office Properties;

•assist the NLOP Board in developing and evaluating potential liquidity and disposition transactions for NLOP and take such actions as may be requested by the NLOP Board or as may otherwise be necessary or desirable to execute any such transactions; and

•provide management services related to NLOP’s business activities and performs various administrative services for NLOP as requested by the NLOP Board.

The actual terms and conditions of transactions involving the Office Properties shall be determined in the sole discretion of the applicable Advisor, subject at all times to compliance with the delegation of authority granted by the NLOP Board.

Term and Termination

The Advisory Agreements have an initial term of three years, and automatically renew for successive one-year terms thereafter without further action by NLOP or the applicable Advisor. Each Advisory Agreement may also be terminated (i) by the applicable Advisor no later than 180 days prior to the expiration of the initial term or any renewal term, as applicable, or (ii) by NLOP upon 90 days’ prior written notice, or immediately for Cause (as defined in the Advisory Agreements). Each applicable Advisor may also terminate the Advisory Agreement (x) immediately for Good Reason (as defined in the Advisory Agreements) or (y) concurrently with or within 90 days following a termination of the other Advisory Agreement. Each Advisory Agreement may be amended only by the written agreement of its parties. All amendments to either Advisory Agreement must be approved by a majority of the independent trustees of the NLOP Board.

If an Advisory Agreement is terminated either by NLOP for convenience or by the applicable Advisor for Good Reason, NLOP will pay such Advisor a termination fee equal to 0.5 times the aggregate fees paid to such Advisor under such Advisory Agreement in the twelve full calendar months preceding such termination (subject to certain adjustments in the event an Advisory Agreement is terminated on or prior to the end of the twelfth full calendar month of the agreement intended to approximate such fee).

Fees and Reimbursements

NLOP will pay to the Advisors compensation for services they provide to NLOP, including reimbursement for the costs related thereto. Specifically, NLOP will pay the Advisors a management fee of $625,000 per calendar month, paid to the U.S. Advisor and allocated to the European Advisor by the Company, which will be subject to adjustment each month described in the following sentence. Beginning with the first calendar month following the first disposition of a portfolio property of NLOP, the management fee for the following calendar month shall be reduced proportionally by the contractual minimum annualized base rent associated with such portfolio property of NLOP. In no event shall the management fees paid to the Advisors for a given calendar month exceed the fees paid to the Advisors during the preceding calendar month, and in no event shall the aggregate management fees paid to the Advisors for a given fiscal year exceed $7.5 million. Neither Advisor has yet received any compensation for the services contemplated by the Advisory Agreement. The fees shall be payable monthly in arrears, and shall be in addition to the Advisors’ right to reimbursement of expenses, as described below.

In addition, NLOP will be required to reimburse each Advisor and its affiliates for other specified costs they may incur in connection with certain other services provided to NLOP pursuant to the applicable Advisory Agreement, where those costs are not directly paid by NLOP. Specifically, NLOP will reimburse the Advisors a base administrative reimbursement amount of $333,333.33 per calendar month, paid to the U.S. Advisor and allocated to the European Advisor by the Company, for certain administrative services, including day-to-day management services, investor relations, accounting, tax, legal, and other administrative matters. In addition to the administrative reimbursement amount, NLOP will reimburse the Advisors for specified out-of-pocket expenses they incur in connection with their services.

The foregoing description of the Advisory Agreements is a summary and does not purport to be complete, and is qualified in its entirety by reference to the full text of the U.S. Advisory Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated by reference herein and the full text of the European Advisory Agreement, which is attached as Exhibit 10.4 to the Original Filing and incorporated by reference herein.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Advisory Agreement, dated November 1, 2023, between W. P. Carey Management LLC and Net Lease Office Properties.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date:	November 7, 2023	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer